                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-01 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $37,580,039.50
Loan Count: 72
Cut-off Date: 2004-01-01
Avg. Loan Balance: $521,944.99
Avg. Orig. Balance: $522,914.61
W.A. FICO*: 748
W.A. Orig. LTV: 57.52%
W.A. Cut-Off LTV: 57.41%
W.A. Gross Coupon: 5.3833%
W.A. Net Coupon: 5.1298%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 179 months
W.A. Age: 0 months
% over 80 COLTV: 0.93%
% over 100 COLTV: 0.00%
% with PMI: 0.93%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 57.20%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.32%
% Conforming: 0.00%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
250,001   - 350,000         5.47%
--------------------------------
350,001   - 450,000        25.82
--------------------------------
450,001   - 550,000        22.27
--------------------------------
550,001   - 650,000        17.42
--------------------------------
650,001   - 750,000        16.58
--------------------------------
750,001   - 850,000         2.21
--------------------------------
850,001   - 950,000         7.33
--------------------------------
1,050,001 - 1,150,000       2.90
--------------------------------
Total:                    100.00%
--------------------------------

Average: $522,914.61
Lowest: $335,000.00
Highest: $1,100,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
250,001   - 350,000         6.40%
--------------------------------
350,001   - 450,000        24.90
--------------------------------
450,001   - 550,000        23.73
--------------------------------
550,001   - 650,000        15.96
--------------------------------
650,001   - 750,000        16.58
--------------------------------
750,001   - 850,000         2.21
--------------------------------
850,001   - 950,000         7.33
--------------------------------
1,050,001 - 1,150,000       2.90
--------------------------------
Total:                    100.00%
--------------------------------

Average: $521,944.99
Lowest: $335,000.00
Highest: $1,090,812.50
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
15 YR                     100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.001 - 5.125               2.48%
--------------------------------
5.126 - 5.250              44.02
--------------------------------
5.251 - 5.375              24.89
--------------------------------
5.376 - 5.500              16.29
--------------------------------
5.501 - 5.625               2.24
--------------------------------
5.626 - 5.750               5.49
--------------------------------
5.751 - 5.875               4.60
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 5.383
Lowest: 5.125
Highest: 5.875
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   2.34%
--------------------------------
750 - 799                  55.40
--------------------------------
700 - 749                  35.56
--------------------------------
650 - 699                   6.69
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 748
Lowest: 665
Highest: 806
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Refinance-Rate/Term        66.14%
--------------------------------
Purchase                   20.29
--------------------------------
Refinance-Cashout          13.57
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        69.90%
--------------------------------
PUD Detach                 19.95
--------------------------------
Condo                       7.65
--------------------------------
PUD Attach                  2.50
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      53.96%
--------------------------------
Reduced                    27.35
--------------------------------
Standard                   15.20
--------------------------------
All Ready Home              3.48
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    87.19%
--------------------------------
Secondary                  12.81
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       99.07%
--------------------------------
GEMIC                       0.93
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        33.23%
--------------------------------
Southern California        66.77
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
90068                       3.32%
--------------------------------
90210                       2.95
--------------------------------
90027                       2.90
--------------------------------
95014                       2.80
--------------------------------
91108                       2.79
--------------------------------
Other                      85.23
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
120                         1.09%
--------------------------------
180                        98.91
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 179.3 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                   1.09%
--------------------------------
175 - 180                  98.91
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 178.9 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          59.95%
--------------------------------
1 - 6                      40.05
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
20.01 - 25.00               2.11%
--------------------------------
30.01 - 35.00               5.71
--------------------------------
35.01 - 40.00               7.32
--------------------------------
40.01 - 45.00              13.98
--------------------------------
45.01 - 50.00               6.27
--------------------------------
50.01 - 55.00               9.26
--------------------------------
55.01 - 60.00               9.55
--------------------------------
60.01 - 65.00              10.97
--------------------------------
65.01 - 70.00               7.19
--------------------------------
70.01 - 75.00              13.95
--------------------------------
75.01 - 80.00              12.76
--------------------------------
90.01 - 95.00               0.93
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 57.52%
Lowest: 23.94%
Highest: 95.00%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
20.01 - 25.00               2.11%
--------------------------------
30.01 - 35.00               5.71
--------------------------------
35.01 - 40.00               7.32
--------------------------------
40.01 - 45.00              13.98
--------------------------------
45.01 - 50.00               6.27
--------------------------------
50.01 - 55.00               9.26
--------------------------------
55.01 - 60.00               9.55
--------------------------------
60.01 - 65.00              10.97
--------------------------------
65.01 - 70.00               9.78
--------------------------------
70.01 - 75.00              11.36
--------------------------------
75.01 - 80.00              12.76
--------------------------------
90.01 - 95.00               0.93
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 57.41%
Lowest: 23.94%
Highest: 95.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 3
                                15 Yr Fixed Rate

                                   167 records
                               Balance: 86,255,893

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Original Balance         Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             5  $   1,729,520        2.01%  $ 346,406    5.300%    758     40.54%       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            76     30,608,187       35.49     403,598    5.421     743     59.99        178        178     1
-----------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000            44     22,289,855       25.84     507,627    5.366     737     60.80        179        178     1
-----------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            17      9,981,200       11.57     588,038    5.387     740     56.55        179        179     0
-----------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000             7      4,990,010        5.79     714,000    5.405     733     63.95        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             6      4,827,736        5.60     806,523    5.481     750     59.04        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             1        920,000        1.07     920,000    5.500     732     59.35        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000          11     10,909,386       12.65     993,409    5.307     732     51.58        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

Average: $517,499.08
Lowest: $339,000.00
Highest: $1,000,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Gross Coupon             Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                 2  $   1,007,240        1.17%  $ 503,620    4.875%    731     76.36%       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 7      2,859,040        3.31     409,547    5.125     733     67.07        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                67     35,900,874       41.62     536,669    5.250     742     58.59        179        179     0
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                38     20,124,279       23.33     530,530    5.375     748     56.77        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                21     11,046,189       12.81     527,419    5.500     728     59.65        174        174     1
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                14      6,664,000        7.73     477,150    5.625     725     62.44        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                 9      4,784,919        5.55     532,878    5.750     751     59.85        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                 6      2,660,352        3.08     444,417    5.875     706     50.06        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                 3      1,209,000        1.40     404,333    6.000     779     31.61        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.389%
Lowest: 4.875%
Highest: 6.000%
--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Credit Score             Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                     5  $   2,421,400        2.81%  $ 484,280    5.487%    805     70.26%       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
775 - 799                    40     19,612,746       22.74     491,265    5.413     784     56.36        178        178     0
-----------------------------------------------------------------------------------------------------------------------------
750 - 774                    41     20,422,291       23.68     499,270    5.346     762     57.30        179        178     1
-----------------------------------------------------------------------------------------------------------------------------
725 - 749                    25     14,371,296       16.66     575,977    5.332     740     60.38        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
700 - 724                    23     12,779,118       14.82     556,704    5.404     712     58.72        178        178     1
-----------------------------------------------------------------------------------------------------------------------------
675 - 699                    17      8,939,532       10.36     526,544    5.448     685     56.94        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
650 - 674                    12      5,648,286        6.55     471,871    5.452     665     63.37        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
625 - 649                     3      1,311,224        1.52     437,667    5.406     638     67.55        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
600 - 624                     1        750,000        0.87     750,000    5.250     623     37.50        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 740
Lowest: 623
Highest: 810
--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Index                    Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
FIX                         167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Loan Purpose             Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term          99  $  52,651,578       61.04%  $ 532,916    5.409%    740     52.59%       180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Purchase                     42     21,918,857       25.41     522,833    5.311     742     71.91        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            26     11,685,457       13.55     450,178    5.446     731     60.09        173        173     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Property Type            Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                         115  $  60,023,338       69.59%  $ 523,029    5.396%    742     56.57%       179        178     1
-----------------------------------------------------------------------------------------------------------------------------
PUD Detach                   38     19,663,652       22.80     518,252    5.376     737     60.86        180        179     0
-----------------------------------------------------------------------------------------------------------------------------
Condo                        12      5,652,903        6.55     472,039    5.404     725     68.26        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
2-Family                      1        500,000        0.58     500,000    4.875     678     72.67        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
PUD Attach                    1        416,000        0.48     416,000    5.375     802     80.00        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Occupancy Status         Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                     155  $  79,871,073       92.60%  $ 516,330    5.391%    740     58.20%       179        178     1
-----------------------------------------------------------------------------------------------------------------------------
Secondary                    12      6,384,820        7.40     532,600    5.362     734     62.45        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
Geographic             Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Distribution             Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
California                   78  $  43,122,361       49.99%  $ 553,915    5.396%    744     53.09%       180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Florida                      19      9,785,545       11.34     515,955    5.387     730     57.59        178        177     0
-----------------------------------------------------------------------------------------------------------------------------
Texas                         8      4,310,879        5.00     539,788    5.337     735     70.12        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Illinois                      8      3,939,624        4.57     493,875    5.283     751     51.60        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Colorado                      5      2,707,956        3.14     542,690    5.356     747     73.22        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Maryland                      6      2,696,382        3.13     449,633    5.537     726     65.05        168        168     0
-----------------------------------------------------------------------------------------------------------------------------
Georgia                       4      1,800,142        2.09     451,250    5.476     744     64.63        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Connecticut                   3      1,714,705        1.99     572,107    5.597     751     67.71        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
North Carolina                4      1,589,736        1.84     397,807    5.570     746     52.51        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Tennessee                     3      1,374,429        1.59     459,808    5.389     717     81.41        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
New Jersey                    2        961,783        1.12     481,850    5.460     721     77.37        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Nevada                        2        942,833        1.09     472,516    5.250     744     50.80        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Wisconsin                     2        928,058        1.08     465,000    5.304     743     64.45        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Washington                    2        925,240        1.07     462,620    5.383     776     62.11        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Arizona                       2        916,695        1.06     459,000    5.299     730     63.39        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Virginia                      2        891,431        1.03     446,357    5.250     728     69.73        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts                 2        877,618        1.02     440,000    5.144     713     64.76        154        154     0
-----------------------------------------------------------------------------------------------------------------------------
South Carolina                2        874,289        1.01     438,750    5.264     724     75.95        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Indiana                       2        864,867        1.00     434,000    5.429     698     63.84        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Kansas                        2        840,820        0.97     421,290    5.250     770     71.56        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Other                         9      4,190,500        4.86     466,500    5.392     724     68.94        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00% $  517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
County Distribution      Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              22  $  13,639,859       15.81%  $ 621,420    5.401%    742     52.58%       180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Orange ,CA                   10      4,990,124        5.79     500,510    5.446     744     51.22        179        178     1
-----------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA               8      4,396,458        5.10     550,625    5.420     765     48.79        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                   8      3,762,518        4.36     470,938    5.368     757     54.60        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                 5      3,152,436        3.65     631,220    5.350     726     40.48        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Contra Costa ,CA              4      2,636,324        3.06     660,350    5.444     740     58.63        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Collier ,FL                   4      2,438,644        2.83     610,488    5.468     744     68.53        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Cook ,IL                      4      1,753,208        2.03     439,500    5.379     762     51.49        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Du Page ,IL                   3      1,750,021        2.03     585,000    5.194     728     60.46        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Ventura ,CA                   4      1,749,445        2.03     437,750    5.279     738     54.85        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Other                        95     45,986,856       53.31     484,948    5.385     735     63.35        178        178     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Original LTV             Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 2  $     920,645        1.07%  $ 461,125    5.250%    742     18.02%       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 4      2,214,418        2.57     556,250    5.540     743     22.47        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 2      1,070,087        1.24     535,950    5.308     785     28.59        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 9      3,842,488        4.45     427,926    5.513     741     33.90        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                11      5,890,731        6.83     536,482    5.345     740     37.23        179        178     0
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                15      7,398,408        8.58     494,120    5.446     757     42.74        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                13      9,533,911       11.05     734,615    5.386     719     48.50        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                13      5,583,532        6.47     430,500    5.451     741     52.66        176        175     1
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                11      5,860,353        6.79     533,691    5.346     759     58.52        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                22     11,380,400       13.19     518,164    5.386     733     63.39        180        180     0
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                12      6,693,973        7.76     558,593    5.408     733     67.10        175        175     0
-----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                11      5,147,367        5.97     468,889    5.301     725     72.82        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                41     20,271,194       23.50     495,394    5.364     745     78.90        179        178     1
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 1        448,386        0.52     450,000    5.500     685     90.00        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893     100.00%   $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 58.52%
Lowest: 16.53%
Highest: 90.00%
--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of    Average                                 W.A.      W.A.
                          of        Current      Loans by    Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    Principal    Principal  Gross     FICO   Original   Term to    Term to   Loan
Original Term            Loans      Balance      Balance      Balance   Coupon    Score    LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
120                           3  $   1,302,716        1.51%  $ 435,883    5.423%    755     66.36%       120        119     1
-----------------------------------------------------------------------------------------------------------------------------
168                           1        562,760        0.65     565,000    5.500     778     37.05        168        167     1
-----------------------------------------------------------------------------------------------------------------------------
180                         163     84,390,417       97.84     518,710    5.388     739     58.54        180        179     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      167  $  86,255,893      100.00%  $ 517,499    5.389%    740     58.52%       179        179     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 179.0 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $86,255,892.77
Loan Count: 167
Cut-off Date: 2004-01-01
Avg. Loan Balance: $516,502.35
Avg. Orig. Balance: $517,499.08
W.A. FICO*: 740
W.A. Orig. LTV: 58.52%
W.A. Cut-Off LTV: 58.41%
W.A. Gross Coupon: 5.3892%
W.A. Net Coupon: 5.1357%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 0.52%
% over 100 COLTV: 0.00%
% with PMI: 0.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 58.35%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.29%
% Conforming: 0.00%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
250,001 - 350,000           2.01%
--------------------------------
350,001 - 450,000          35.49
--------------------------------
450,001 - 550,000          25.84
--------------------------------
550,001 - 650,000          11.57
--------------------------------
650,001 - 750,000           5.79
--------------------------------
750,001 - 850,000           5.60
--------------------------------
850,001 - 950,000           1.07
--------------------------------
950,001 - 1,050,000        12.65
--------------------------------
Total:                    100.00%
--------------------------------

Average: $517,499.08
Lowest: $339,000.00
Highest: $1,000,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
250,001 - 350,000           2.01%
--------------------------------
350,001 - 450,000          35.49
--------------------------------
450,001 - 550,000          25.84
--------------------------------
550,001 - 650,000          11.57
--------------------------------
650,001 - 750,000           5.79
--------------------------------
750,001 - 850,000           5.60
--------------------------------
850,001 - 950,000           1.07
--------------------------------
950,001 - 1,050,000        12.65
--------------------------------
Total:                    100.00%
--------------------------------

Average: $516,502.35
Lowest: $337,770.96
Highest: $1,000,000.00
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
15 YR                     100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
4.751 - 4.875               1.17%
--------------------------------
5.001 - 5.125               3.31
--------------------------------
5.126 - 5.250              41.62
--------------------------------
5.251 - 5.375              23.33
--------------------------------
5.376 - 5.500              12.81
--------------------------------
5.501 - 5.625               7.73
--------------------------------
5.626 - 5.750               5.55
--------------------------------
5.751 - 5.875               3.08
--------------------------------
5.876 - 6.000               1.40
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 5.389
Lowest: 4.875
Highest: 6.000
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   2.81%
--------------------------------
750 - 799                  46.41
--------------------------------
700 - 749                  31.48
--------------------------------
650 - 699                  16.91
--------------------------------
600 - 649                   2.39
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 740
Lowest: 623
Highest: 810
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Refinance-Rate/Term        61.04%
--------------------------------
Purchase                   25.41
--------------------------------
Refinance-Cashout          13.55
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        69.59%
--------------------------------
PUD Detach                 22.80
--------------------------------
Condo                       6.55
--------------------------------
2-Family                    0.58
--------------------------------
PUD Attach                  0.48
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      49.68%
--------------------------------
Standard                   24.33
--------------------------------
Reduced                    24.10
--------------------------------
All Ready Home              1.89
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    92.60%
--------------------------------
Secondary                   7.40
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       99.48%
--------------------------------
TGIC                        0.52
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                 49.99%
--------------------------------
Florida                    11.34
--------------------------------
Texas                       5.00
--------------------------------
Illinois                    4.57
--------------------------------
Colorado                    3.14
--------------------------------
Other                      25.96
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        46.64%
--------------------------------
Southern California        53.36
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
94539                       3.29%
--------------------------------
94010                       2.31
--------------------------------
34145                       2.17
--------------------------------
94116                       1.70
--------------------------------
95070                       1.60
--------------------------------
Other                      88.92
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                          99.42%
--------------------------------
Y                           0.58
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
120                         1.51%
--------------------------------
168                         0.65
--------------------------------
180                        97.84
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 179.0 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                   1.51%
--------------------------------
121 - 168                   0.65
--------------------------------
175 - 180                  97.84
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 178.5 months
Lowest: 119 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          52.15%
--------------------------------
1 - 6                      47.85
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
<= 20.00                    1.07%
--------------------------------
20.01 - 25.00               2.57
--------------------------------
25.01 - 30.00               1.24
--------------------------------
30.01 - 35.00               4.45
--------------------------------
35.01 - 40.00               6.83
--------------------------------
40.01 - 45.00               8.58
--------------------------------
45.01 - 50.00              11.05
--------------------------------
50.01 - 55.00               6.47
--------------------------------
55.01 - 60.00               6.79
--------------------------------
60.01 - 65.00              13.19
--------------------------------
65.01 - 70.00               7.76
--------------------------------
70.01 - 75.00               5.97
--------------------------------
75.01 - 80.00              23.50
--------------------------------
85.01 - 90.00               0.52
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 58.52%
Lowest: 16.53%
Highest: 90.00%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
<= 20.00                    1.07%
--------------------------------
20.01 - 25.00               2.57
--------------------------------
25.01 - 30.00               1.24
--------------------------------
30.01 - 35.00               4.45
--------------------------------
35.01 - 40.00               6.83
--------------------------------
40.01 - 45.00               8.58
--------------------------------
45.01 - 50.00              11.05
--------------------------------
50.01 - 55.00               6.47
--------------------------------
55.01 - 60.00               6.79
--------------------------------
60.01 - 65.00              13.19
--------------------------------
65.01 - 70.00               7.76
--------------------------------
70.01 - 75.00               6.86
--------------------------------
75.01 - 80.00              22.61
--------------------------------
85.01 - 90.00               0.52
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 58.41%
Lowest: 16.47%
Highest: 89.68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $111,200,490.69
Loan Count: 219
Cut-off Date: 2004-01-01
Avg. Loan Balance: $507,764.80
Avg. Orig. Balance: $508,446.07
W.A. FICO*: 746
W.A. Orig. LTV: 66.11%
W.A. Cut-Off LTV: 66.01%
W.A. Gross Coupon: 5.9675%
W.A. Net Coupon: 5.7140%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.39%
% over 100 COLTV: 0.00%
% with PMI: 0.39%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 65.93%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.40%
% Conforming: 0.00%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
250,001   - 350,000         2.47%
--------------------------------
350,001   - 450,000        30.88
--------------------------------
450,001   - 550,000        28.27
--------------------------------
550,001   - 650,000        17.74
--------------------------------
650,001   - 750,000        14.02
--------------------------------
750,001   - 850,000         2.95
--------------------------------
850,001   - 950,000         0.80
--------------------------------
950,001   - 1,050,000       1.80
--------------------------------
1,150,001 - 1,250,000       1.08
--------------------------------
Total:                    100.00%
--------------------------------

Average: $508,446.07
Lowest: $335,000.00
Highest: $1,200,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
250,001   - 350,000         2.47%
--------------------------------
350,001   - 450,000        30.88
--------------------------------
450,001   - 550,000        28.75
--------------------------------
550,001   - 650,000        17.27
--------------------------------
650,001   - 750,000        14.02
--------------------------------
750,001   - 850,000         2.95
--------------------------------
850,001   - 950,000         0.80
--------------------------------
950,001   - 1,050,000       1.80
--------------------------------
1,150,001 - 1,250,000       1.08
--------------------------------
Total:                    100.00%
--------------------------------

Average: $507,764.80
Lowest: $334,666.50
Highest: $1,200,000.00
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
30 YR                     100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.251 - 5.375               0.47%
--------------------------------
5.376 - 5.500               0.93
--------------------------------
5.501 - 5.625               2.61
--------------------------------
5.626 - 5.750              17.68
--------------------------------
5.751 - 5.875              29.73
--------------------------------
5.876 - 6.000              24.94
--------------------------------
6.001 - 6.125               9.37
--------------------------------
6.126 - 6.250               5.12
--------------------------------
6.251 - 6.375               5.75
--------------------------------
6.376 - 6.500               2.62
--------------------------------
6.501 - 6.625               0.33
--------------------------------
7.001 - 7.125               0.44
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 5.967
Lowest: 5.375
Highest: 7.125
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   5.26%
--------------------------------
750 - 799                  48.79
--------------------------------
700 - 749                  32.35
--------------------------------
650 - 699                  11.57
--------------------------------
600 - 649                   2.03
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 746
Lowest: 630
Highest: 823
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Refinance-Rate/Term        44.10%
--------------------------------
Purchase                   39.36
--------------------------------
Refinance-Cashout          16.54
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        68.32%
--------------------------------
PUD Detach                 24.09
--------------------------------
Condo                       5.20
--------------------------------
2-Family                    1.80
--------------------------------
3-Family                    0.58
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      64.67%
--------------------------------
Standard                   20.15
--------------------------------
Reduced                    15.18
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    97.48%
--------------------------------
Secondary                   2.52
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       99.61%
--------------------------------
GEMIC                       0.39
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        48.10%
--------------------------------
Southern California        51.90
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
90068                       2.40%
--------------------------------
95138                       1.65
--------------------------------
94611                       1.42
--------------------------------
95014                       1.36
--------------------------------
94127                       1.34
--------------------------------
Other                      91.83
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
300                         0.50%
--------------------------------
360                        99.50
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                   0.50%
--------------------------------
355 - 360                  99.50
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 359.2 months
Lowest: 300 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          50.59%
--------------------------------
1 - 6                      49.41
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
20.01 - 25.00               0.39%
--------------------------------
25.01 - 30.00               1.56
--------------------------------
30.01 - 35.00               0.96
--------------------------------
35.01 - 40.00               2.14
--------------------------------
40.01 - 45.00               5.27
--------------------------------
45.01 - 50.00               3.61
--------------------------------
50.01 - 55.00              10.10
--------------------------------
55.01 - 60.00               6.67
--------------------------------
60.01 - 65.00               9.02
--------------------------------
65.01 - 70.00              15.74
--------------------------------
70.01 - 75.00               9.38
--------------------------------
75.01 - 80.00              34.76
--------------------------------
85.01 - 90.00               0.39
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 66.11%
Lowest: 20.50%
Highest: 89.98%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
20.01 - 25.00               0.39%
--------------------------------
25.01 - 30.00               1.56
--------------------------------
30.01 - 35.00               0.96
--------------------------------
35.01 - 40.00               2.14
--------------------------------
40.01 - 45.00               5.27
--------------------------------
45.01 - 50.00               3.61
--------------------------------
50.01 - 55.00              10.10
--------------------------------
55.01 - 60.00               6.67
--------------------------------
60.01 - 65.00               9.02
--------------------------------
65.01 - 70.00              16.21
--------------------------------
70.01 - 75.00               9.38
--------------------------------
75.01 - 80.00              34.29
--------------------------------
85.01 - 90.00               0.39
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 66.01%
Lowest: 20.48%
Highest: 89.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 1
                                30 Yr Fixed Rate

                                   520 records
                              Balance: 263,608,117
--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal    Gross   FICO   Original   Term to   Term to   Loan
Original Balance        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity   Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000            26  $   8,914,800        3.38%  $   343,150   5.990%    729     72.49%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000           206     82,807,201       31.41       402,253   5.963     741     69.26       359        359     1
-----------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000           129     63,912,389       24.25       495,684   6.003     738     72.19       359        359     0
-----------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            84     49,922,561       18.94       594,643   5.989     745     71.09       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            52     36,929,307       14.01       710,529   5.972     746     68.94       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             6      4,846,776        1.84       808,183   6.005     753     67.65       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             7      6,287,370        2.39       898,454   5.965     746     73.27       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000          10      9,987,714        3.79     1,000,250   6.023     737     60.32       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

Average: $507,245.42
Lowest: $334,400.00
Highest: $1,050,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Gross Coupon            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                 2  $     899,612        0.34%  $   449,806   5.375%    724     80.00%      360        360     0
-----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                 9      4,038,095        1.53       449,225   5.500     715     70.69       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                33     16,254,987        6.17       492,773   5.625     760     66.83       359        358     0
-----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                76     38,673,206       14.67       509,112   5.750     746     69.31       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               117     58,580,186       22.22       501,003   5.875     744     67.97       359        359     0
-----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000               132     67,890,421       25.75       514,625   6.000     743     71.33       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                59     30,493,991       11.57       517,176   6.125     742     71.95       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                50     24,671,994        9.36       493,747   6.250     729     70.35       358        357     1
-----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                24     13,273,830        5.04       553,368   6.375     730     72.28       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                11      5,453,839        2.07       496,556   6.500     729     67.64       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                 3      1,504,726        0.57       501,833   6.625     700     76.90       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                 1        334,112        0.13       334,400   6.750     709     95.00       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                 1        551,037        0.21       551,500   6.875     763     80.00       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
7.626 - 7.750                 1        497,600        0.19       497,600   7.750     660     89.56       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875                 1        490,482        0.19       490,482   7.875     753     79.11       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.983%
Lowest: 5.375%
Highest: 7.875%
--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Credit Score            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                    12  $   5,902,737        2.24%  $   492,154   6.061%    809     70.69%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------
775 - 799                   115     57,963,122       21.99       504,334   5.936     785     69.01       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
750 - 774                   143     73,399,315       27.84       513,556   5.946     763     69.26       359        359     0
-----------------------------------------------------------------------------------------------------------------------------
725 - 749                    77     39,507,928       14.99       513,555   6.028     738     70.30       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
700 - 724                    83     43,260,773       16.41       521,484   5.997     712     72.49       359        359     1
-----------------------------------------------------------------------------------------------------------------------------
675 - 699                    47     23,815,173        9.03       506,998   5.992     687     69.11       358        357     1
-----------------------------------------------------------------------------------------------------------------------------
650 - 674                    28     12,643,739        4.80       451,772   6.173     662     73.21       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
625 - 649                    15      7,115,331        2.70       474,628   5.968     639     69.75       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 741
Lowest: 625
Highest: 820
--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Index                   Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
FIX                         520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Loan Purpose            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                    282  $ 144,955,887       54.99%  $   514,291   5.977%    750     73.94%      360        359     0
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         170     86,427,046       32.79       508,780   5.958     734     65.60       359        359     0
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            68     32,225,184       12.22       474,190   6.076     722     64.98       359        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Property Type           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                         367  $ 186,820,604       70.87%  $   509,353   5.979%    741     69.38%      359        359     1
-----------------------------------------------------------------------------------------------------------------------------
PUD Detach                  115     55,810,187       21.17       485,614   5.947     743     72.22       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Condo                        22     11,707,119        4.44       532,473   6.054     735     73.35       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
2-Family                      7      4,397,346        1.67       628,463   6.100     749     65.34       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
PUD Attach                    5      2,697,858        1.02       540,040   6.001     769     69.30       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
4-Family                      2        934,482        0.35       467,241   6.984     759     79.53       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
3-Family                      1        749,322        0.28       750,000   6.500     738     57.69       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Townhouse                     1        491,200        0.19       491,200   5.875     766     80.00       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Occupancy Status        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                     487  $ 246,232,666       93.41%  $   505,917   5.979%    741     70.08%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Secondary                    33     17,375,451        6.59       526,850   6.044     746     70.59       357        357     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
Geographic             Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Distribution            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
California                  252  $ 131,781,975       49.99%  $   523,241   5.988%    746     68.55%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Florida                      35     16,367,018        6.21       467,934   6.067     733     71.25       357        356     1
-----------------------------------------------------------------------------------------------------------------------------
Texas                        28     14,421,664        5.47       515,405   5.870     736     69.61       357        356     1
-----------------------------------------------------------------------------------------------------------------------------
Virginia                     29     13,809,015        5.24       476,346   5.876     751     76.17       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Illinois                     18      9,113,234        3.46       506,500   5.957     730     69.14       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Maryland                     19      9,069,297        3.44       477,519   5.924     729     67.43       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
North Carolina               13      5,860,404        2.22       451,051   6.077     746     76.73       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Connecticut                  11      5,265,901        2.00       478,918   6.065     729     74.00       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Colorado                     10      4,964,047        1.88       496,680   6.050     759     70.92       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts                10      4,751,177        1.80       475,460   6.000     728     68.33       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Arizona                       9      4,666,846        1.77       518,949   5.996     751     68.20       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
New York                      7      3,963,710        1.50       566,500   6.008     754     71.95       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
South Carolina                8      3,909,655        1.48       488,943   6.000     743     64.98       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Washington                    7      3,782,865        1.44       540,651   6.027     745     73.63       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Georgia                       8      3,428,939        1.30       428,744   5.877     709     65.97       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
New Jersey                    8      3,428,893        1.30       428,814   5.877     735     75.84       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Nevada                        7      3,106,244        1.18       444,453   5.968     715     72.65       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Hawaii                        4      2,577,000        0.98       644,250   6.000     769     70.32       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia          4      2,207,518        0.84       552,300   6.040     716     80.00       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  4      2,061,361        0.78       515,711   6.114     713     78.90       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Other                        29     15,071,352        5.72       520,416   6.011     730     73.01       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
County Distribution     Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              63  $  33,981,335       12.89%  $   539,651   5.988%    743     67.99%      360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Orange ,CA                   33     16,194,099        6.14       490,983   5.943     743     68.90       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA              30     16,141,250        6.12       538,229   5.926     752     63.88       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA            19      9,885,530        3.75       520,595   6.066     750     70.30       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                  17      8,245,714        3.13       485,354   5.955     753     74.19       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                14      8,030,695        3.05       573,946   6.096     740     67.01       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Ventura ,CA                  13      6,670,038        2.53       513,785   5.910     738     65.40       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Contra Costa ,CA             12      6,263,674        2.38       522,300   6.045     752     69.25       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
San Diego ,CA                12      5,479,446        2.08       456,987   5.863     746     66.01       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Montgomery ,MD                9      4,510,842        1.71       501,280   5.890     740     66.30       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Other                       298    148,205,495       56.22       497,653   5.990     738     71.85       359        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original LTV            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
 5.01 - 10.00                 1  $     500,000        0.19%  $   500,000   6.250%    776      9.80%      360        360     0
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 2      1,063,008        0.40       532,500   5.922     776     27.42       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 7      3,437,626        1.30       491,269   5.778     759     33.49       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 5      2,696,580        1.02       539,500   5.932     740     38.61       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                 8      3,557,708        1.35       444,861   5.932     754     42.03       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                26     13,667,410        5.18       525,918   5.950     741     47.98       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                25     12,414,526        4.71       496,983   5.989     754     52.84       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                35     17,570,576        6.67       502,250   5.973     737     57.68       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                42     21,413,351        8.12       510,205   5.973     734     63.15       357        356     1
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                48     27,359,053       10.38       570,365   5.938     737     68.03       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                61     33,876,633       12.85       555,821   6.008     740     73.25       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               248    120,841,889       45.84       487,525   5.987     744     79.36       360        359     0
-----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 2        773,155        0.29       386,751   5.945     683     83.50       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 5      2,577,578        0.98       515,829   6.408     719     88.75       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                 5      1,859,024        0.71       372,010   6.265     713     94.33       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 70.11%
Lowest: 9.80%
Highest: 95.00%
--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original Term           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
240                           2  $     853,875        0.32%  $   428,348   6.049%    717     71.70%      240        239     1
-----------------------------------------------------------------------------------------------------------------------------
300                           1        385,410        0.15       386,000   5.625     703     63.28       300        299     1
-----------------------------------------------------------------------------------------------------------------------------
360                         517    262,368,832       99.53       507,785   5.983     742     70.11       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      520  $ 263,608,117      100.00%  $   507,245   5.983%    741     70.11%      360        359     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $263,608,117.38
Loan Count: 520
Cut-off Date: 2004-01-01
Avg. Loan Balance: $506,938.69
Avg. Orig. Balance: $507,245.42
W.A. FICO*: 741
W.A. Orig. LTV: 70.11%
W.A. Cut-Off LTV: 70.07%
W.A. Gross Coupon: 5.9829%
W.A. Net Coupon: 5.7294%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.98%
% over 100 COLTV: 0.00%
% with PMI: 1.98%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.50%
W.A. MI Adjusted LTV: 69.63%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.84%
% Conforming: 0.67%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
250,001 - 350,000           3.38%
--------------------------------
350,001 - 450,000          31.41
--------------------------------
450,001 - 550,000          24.25
--------------------------------
550,001 - 650,000          18.94
--------------------------------
650,001 - 750,000          14.01
--------------------------------
750,001 - 850,000           1.84
--------------------------------
850,001 - 950,000           2.39
--------------------------------
950,001 - 1,050,000         3.79
--------------------------------
Total:                    100.00%
--------------------------------

Average: $507,245.42
Lowest: $334,400.00
Highest: $1,050,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
250,001 - 350,000           3.38%
--------------------------------
350,001 - 450,000          31.41
--------------------------------
450,001 - 550,000          24.25
--------------------------------
550,001 - 650,000          18.94
--------------------------------
650,001 - 750,000          14.01
--------------------------------
750,001 - 850,000           1.84
--------------------------------
850,001 - 950,000           2.39
--------------------------------
950,001 - 1,050,000         3.79
--------------------------------
Total:                    100.00%
--------------------------------

Average: $506,938.69
Lowest: $334,067.10
Highest: $1,043,704.71
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
30 YR                     100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.251 - 5.375               0.34%
--------------------------------
5.376 - 5.500               1.53
--------------------------------
5.501 - 5.625               6.17
--------------------------------
5.626 - 5.750              14.67
--------------------------------
5.751 - 5.875              22.22
--------------------------------
5.876 - 6.000              25.75
--------------------------------
6.001 - 6.125              11.57
--------------------------------
6.126 - 6.250               9.36
--------------------------------
6.251 - 6.375               5.04
--------------------------------
6.376 - 6.500               2.07
--------------------------------
6.501 - 6.625               0.57
--------------------------------
6.626 - 6.750               0.13
--------------------------------
6.751 - 6.875               0.21
--------------------------------
7.626 - 7.750               0.19
--------------------------------
7.751 - 7.875               0.19
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 5.983
Lowest: 5.375
Highest: 7.875
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   2.24%
--------------------------------
750 - 799                  49.83
--------------------------------
700 - 749                  31.40
--------------------------------
650 - 699                  13.83
--------------------------------
600 - 649                   2.70
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 741
Lowest: 625
Highest: 820
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Purchase                   54.99%
--------------------------------
Refinance-Rate/Term        32.79
--------------------------------
Refinance-Cashout          12.22
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        70.87%
--------------------------------
PUD Detach                 21.17
--------------------------------
Condo                       4.44
--------------------------------
2-Family                    1.67
--------------------------------
PUD Attach                  1.02
--------------------------------
4-Family                    0.35
--------------------------------
3-Family                    0.28
--------------------------------
Townhouse                   0.19
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      50.31%
--------------------------------
Standard                   27.04
--------------------------------
Reduced                    21.64
--------------------------------
All Ready Home              1.01
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    93.41%
--------------------------------
Secondary                   6.59
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       98.02%
--------------------------------
GEMIC                       0.80
--------------------------------
UGIC                        0.54
--------------------------------
RMIC                        0.51
--------------------------------
RGIC                        0.13
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                 49.99%
--------------------------------
Florida                     6.21
--------------------------------
Texas                       5.47
--------------------------------
Virginia                    5.24
--------------------------------
Illinois                    3.46
--------------------------------
Other                      29.63
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        48.91%
--------------------------------
Southern California        51.09
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
90049                       0.84%
--------------------------------
90277                       0.83
--------------------------------
90275                       0.81
--------------------------------
92037                       0.68
--------------------------------
94112                       0.68
--------------------------------
Other                      96.17
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
240                         0.32%
--------------------------------
300                         0.15
--------------------------------
360                        99.53
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                   0.32%
--------------------------------
295 - 300                   0.15
--------------------------------
355 - 360                  99.53
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 359.0 months
Lowest: 237 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          54.32%
--------------------------------
1 - 6                      45.68
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 4 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
<= 20.00                    0.19%
--------------------------------
25.01 - 30.00               0.40
--------------------------------
30.01 - 35.00               1.30
--------------------------------
35.01 - 40.00               1.02
--------------------------------
40.01 - 45.00               1.35
--------------------------------
45.01 - 50.00               5.18
--------------------------------
50.01 - 55.00               4.71
--------------------------------
55.01 - 60.00               6.67
--------------------------------
60.01 - 65.00               8.12
--------------------------------
65.01 - 70.00              10.38
--------------------------------
70.01 - 75.00              12.85
--------------------------------
75.01 - 80.00              45.84
--------------------------------
80.01 - 85.00               0.29
--------------------------------
85.01 - 90.00               0.98
--------------------------------
90.01 - 95.00               0.71
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 70.11%
Lowest: 9.80%
Highest: 95.00%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
<= 20.00                    0.19%
--------------------------------
25.01 - 30.00               0.40
--------------------------------
30.01 - 35.00               1.30
--------------------------------
35.01 - 40.00               1.02
--------------------------------
40.01 - 45.00               1.35
--------------------------------
45.01 - 50.00               5.18
--------------------------------
50.01 - 55.00               4.71
--------------------------------
55.01 - 60.00               6.67
--------------------------------
60.01 - 65.00               8.12
--------------------------------
65.01 - 70.00              10.71
--------------------------------
70.01 - 75.00              12.68
--------------------------------
75.01 - 80.00              45.68
--------------------------------
80.01 - 85.00               0.29
--------------------------------
85.01 - 90.00               0.98
--------------------------------
90.01 - 95.00               0.71
--------------------------------
Total:                    100.00%
--------------------------------
W.A.: 70.07%
Lowest: 9.80%
Highest: 95.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BoAMS 2004-01 - CA
                              15 & 30 Yr Fixed Rate

                                   291 records
                              Balance: 148,780,530
--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original Balance        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
250,001   - 350,000          14  $   4,800,284        3.23%  $   343,108   5.956%    742     62.64%      283        283     0
-----------------------------------------------------------------------------------------------------------------------------
350,001   - 450,000         109     44,039,829       29.60       404,371   5.827     743     63.54       320        319     1
-----------------------------------------------------------------------------------------------------------------------------
450,001   - 550,000          80     39,807,368       26.76       497,947   5.845     752     67.03       322        322     0
-----------------------------------------------------------------------------------------------------------------------------
550,001   - 650,000          44     26,273,387       17.66       599,320   5.799     748     65.03       314        313     0
-----------------------------------------------------------------------------------------------------------------------------
650,001   - 750,000          31     21,822,153       14.67       704,861   5.768     740     63.57       309        308     1
-----------------------------------------------------------------------------------------------------------------------------
750,001   - 850,000           5      4,106,012        2.76       823,600   6.000     761     62.31       324        322     1
-----------------------------------------------------------------------------------------------------------------------------
850,001   - 950,000           4      3,641,703        2.45       911,250   5.496     750     53.90       224        224     0
-----------------------------------------------------------------------------------------------------------------------------
950,001   - 1,050,000         2      1,998,980        1.34     1,000,000   5.875     773     52.63       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         1      1,090,813        0.73     1,100,000   5.250     773     39.29       180        179     1
-----------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000         1      1,200,000        0.81     1,200,000   6.375     680     41.38       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

Average: $512,025.91
Lowest: $335,000.00
Highest: $1,200,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Gross Coupon            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 2  $     931,782        0.63%  $   467,000   5.125%    757     61.29%      180        179     1
-----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                31     16,542,114       11.12       534,595   5.250     748     59.23       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                18      9,878,830        6.64       549,783   5.375     752     54.09       187        187     0
-----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                13      7,154,251        4.81       550,969   5.500     758     60.32       206        206     0
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                 8      3,741,544        2.51       468,077   5.625     760     54.55       320        319     1
-----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                44     21,728,411       14.60       494,100   5.750     746     64.23       343        343     0
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                68     34,791,547       23.38       512,006   5.875     746     63.60       351        350     1
-----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                53     27,734,339       18.64       525,238   6.000     748     68.95       359        358     1
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                22     10,419,696        7.00       473,957   6.125     737     70.31       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                12      5,689,967        3.82       474,567   6.250     737     67.87       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                12      6,390,872        4.30       532,708   6.375     739     64.26       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                 6      2,915,283        1.96       486,316   6.500     739     63.91       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                 1        371,672        0.25       372,000   6.625     738     80.00       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125                 1        490,223        0.33       491,100   7.125     764     79.99       360        358     2
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 5.820%
Lowest: 5.125%
Highest: 7.125%
--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Credit Score            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                    14  $   6,735,309        4.53%  $   481,367   5.920%    808     65.21%      332        331     0
-----------------------------------------------------------------------------------------------------------------------------
775 - 799                    60     29,744,958       19.99       496,237   5.772     784     63.55       310        310     1
-----------------------------------------------------------------------------------------------------------------------------
750 - 774                    84     45,329,135       30.47       540,145   5.778     763     63.37       309        309     0
-----------------------------------------------------------------------------------------------------------------------------
725 - 749                    51     26,594,136       17.87       523,504   5.825     739     64.58       319        318     1
-----------------------------------------------------------------------------------------------------------------------------
700 - 724                    48     22,742,384       15.29       474,285   5.854     714     66.07       303        302     1
-----------------------------------------------------------------------------------------------------------------------------
675 - 699                    19      9,840,340        6.61       518,368   5.931     685     60.20       329        329     1
-----------------------------------------------------------------------------------------------------------------------------
650 - 674                    11      5,539,743        3.72       503,984   5.861     662     64.96       333        333     1
-----------------------------------------------------------------------------------------------------------------------------
625 - 649                     4      2,254,524        1.52       564,200   6.016     636     61.30       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 747
Lowest: 630
Highest: 823
--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Index                   Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
FIX                         291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Loan Purpose            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         141  $  73,898,146       49.67%  $   524,655   5.772%    742     58.69%      299        298     1
-----------------------------------------------------------------------------------------------------------------------------
Purchase                    103     51,391,058       34.54       500,126   5.855     754     72.31       333        333     1
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            47     23,491,326       15.79       500,219   5.894     745     62.14       321        320     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Property Type           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                         203  $ 102,238,628       68.72%  $   504,449   5.799%    748     62.96%      313        313     0
-----------------------------------------------------------------------------------------------------------------------------
PUD Detach                   64     34,287,357       23.05       536,372   5.881     742     64.59       321        320     1
-----------------------------------------------------------------------------------------------------------------------------
Condo                        18      8,661,294        5.82       481,883   5.802     756     71.24       300        300     1
-----------------------------------------------------------------------------------------------------------------------------
2-Family                      3      2,004,883        1.35       668,533   5.925     729     61.98       360        360     0
-----------------------------------------------------------------------------------------------------------------------------
PUD Attach                    2        939,000        0.63       469,500   5.638     735     73.15       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
3-Family                      1        649,368        0.44       650,000   6.125     659     78.56       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Occupancy Status        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                     276  $ 141,159,753       94.88%  $   512,184   5.831%    746     63.95%      318        317     1
-----------------------------------------------------------------------------------------------------------------------------
Secondary                    15      7,620,777        5.12       509,115   5.608     754     63.75       246        246     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
Geographic             Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Distribution            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
California                  291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
County Distribution     Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              76  $  40,495,161       27.22%  $   534,562   5.782%    739     62.06%      305        305     1
-----------------------------------------------------------------------------------------------------------------------------
Orange ,CA                   34     16,952,430       11.39       499,140   5.764     734     69.64       305        305     0
-----------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA              28     14,427,613        9.70       515,489   5.894     761     63.20       342        342     0
-----------------------------------------------------------------------------------------------------------------------------
San Diego ,CA                26     13,634,627        9.16       524,872   5.941     736     59.66       314        314     1
-----------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                  21      9,970,039        6.70       474,903   5.829     759     69.03       325        324     0
-----------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA            19      9,608,488        6.46       505,963   5.841     748     64.58       335        335     0
-----------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                15      7,377,948        4.96       492,066   5.879     765     67.68       334        333     0
-----------------------------------------------------------------------------------------------------------------------------
Contra Costa ,CA             10      4,763,828        3.20       476,700   5.896     736     57.73       326        325     1
-----------------------------------------------------------------------------------------------------------------------------
Marin ,CA                     7      4,359,466        2.93       622,993   5.757     772     58.46       319        318     0
-----------------------------------------------------------------------------------------------------------------------------
Ventura ,CA                   9      4,194,749        2.82       466,344   5.788     737     64.09       280        280     0
-----------------------------------------------------------------------------------------------------------------------------
Other                        46     22,996,181       15.46       500,639   5.779     752     64.65       302        301     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original LTV            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 3  $   1,223,292        0.82%  $   407,900   5.683%    769     22.79%      223        223     0
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 3      1,738,507        1.17       579,927   5.844     732     26.83       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 5      3,211,749        2.16       643,535   5.691     725     32.10       240        239     1
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                10      5,131,844        3.45       514,103   5.528     774     37.92       263        263     0
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                20     11,118,747        7.47       556,590   5.735     742     42.52       275        275     0
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                13      6,369,237        4.28       490,354   5.660     742     47.87       293        293     0
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                26     14,709,531        9.89       566,244   5.800     745     52.91       317        317     1
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                24     11,008,984        7.40       459,096   5.762     754     58.55       301        301     1
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                28     14,158,007        9.52       506,019   5.729     750     62.76       308        307     0
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                40     20,206,790       13.58       505,535   5.941     734     68.39       336        335     0
-----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                30     15,670,239       10.53       523,048   5.792     755     73.41       298        297     1
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                87     43,449,919       29.20       500,745   5.911     746     79.33       340        340     1
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 1        435,986        0.29       436,400   6.250     781     89.98       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                 1        347,700        0.23       347,700   5.875     722     95.00       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 63.94%
Lowest: 20.50%
Highest: 95.00%
--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original Term           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
120                           1  $     410,200        0.28%  $   410,200   5.375%    750     24.13%      120        120     0
-----------------------------------------------------------------------------------------------------------------------------
180                          71     37,169,840       24.98       524,502   5.383     748     57.89       180        180     0
-----------------------------------------------------------------------------------------------------------------------------
300                           1        555,000        0.37       555,000   6.000     805     74.00       300        300     0
-----------------------------------------------------------------------------------------------------------------------------
360                         218    110,645,491       74.37       508,233   5.967     746     66.07       360        359     1
-----------------------------------------------------------------------------------------------------------------------------
Total:                      291  $ 148,780,530      100.00%  $   512,026   5.820%    747     63.94%      314        314     1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 314.1 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                               BoAMS 2004-01 - CA
                              15 & 30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $148,780,530.19
Loan Count: 291
Cut-off Date: 2004-01-01
Avg. Loan Balance: $511,273.30
Avg. Orig. Balance: $512,025.91
W.A. FICO*: 747
W.A. Orig. LTV: 63.94%
W.A. Cut-Off LTV: 63.84%
W.A. Gross Coupon: 5.8199%
W.A. Net Coupon: 5.5664%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 314 months
W.A. Rem. Term: 314 months
W.A. Age: 1 months
% over 80 COLTV: 0.53%
% over 100 COLTV: 0.00%
% with PMI: 0.53%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 63.72%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.63%
% Conforming: 0.00%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
250,001   - 350,000         3.23%
--------------------------------
350,001   - 450,000        29.60
--------------------------------
450,001   - 550,000        26.76
--------------------------------
550,001   - 650,000        17.66
--------------------------------
650,001   - 750,000        14.67
--------------------------------
750,001   - 850,000         2.76
--------------------------------
850,001   - 950,000         2.45
--------------------------------
950,001   - 1,050,000       1.34
--------------------------------
1,050,001 - 1,150,000       0.73
--------------------------------
1,150,001 - 1,250,000       0.81
--------------------------------
Total:                    100.00%
--------------------------------

Average: $512,025.91
Lowest: $335,000.00
Highest: $1,200,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
250,001   - 350,000         3.46%
--------------------------------
350,001   - 450,000        29.37
--------------------------------
450,001   - 550,000        27.48
--------------------------------
550,001   - 650,000        16.94
--------------------------------
650,001   - 750,000        14.67
--------------------------------
750,001   - 850,000         2.76
--------------------------------
850,001   - 950,000         2.45
--------------------------------
950,001   - 1,050,000       1.34
--------------------------------
1,050,001 - 1,150,000       0.73
--------------------------------
1,150,001 - 1,250,000       0.81
--------------------------------
Total:                    100.00%
--------------------------------

Average: $511,273.30
Lowest: $334,666.50
Highest: $1,200,000.00
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
30 YR                      74.74%
--------------------------------
15 YR                      25.26
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.001 - 5.125               0.63%
--------------------------------
5.126 - 5.250              11.12
--------------------------------
5.251 - 5.375               6.64
--------------------------------
5.376 - 5.500               4.81
--------------------------------
5.501 - 5.625               2.51
--------------------------------
5.626 - 5.750              14.60
--------------------------------
5.751 - 5.875              23.38
--------------------------------
5.876 - 6.000              18.64
--------------------------------
6.001 - 6.125               7.00
--------------------------------
6.126 - 6.250               3.82
--------------------------------
6.251 - 6.375               4.30
--------------------------------
6.376 - 6.500               1.96
--------------------------------
6.501 - 6.625               0.25
--------------------------------
7.001 - 7.125               0.33
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 5.820
Lowest: 5.125
Highest: 7.125
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   4.53%
--------------------------------
750 - 799                  50.46
--------------------------------
700 - 749                  33.16
--------------------------------
650 - 699                  10.34
--------------------------------
600 - 649                   1.52
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 747
Lowest: 630
Highest: 823
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Refinance-Rate/Term        49.67%
--------------------------------
Purchase                   34.54
--------------------------------
Refinance-Cashout          15.79
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        68.72%
--------------------------------
PUD Detach                 23.05
--------------------------------
Condo                       5.82
--------------------------------
2-Family                    1.35
--------------------------------
PUD Attach                  0.63
--------------------------------
3-Family                    0.44
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      61.96%
--------------------------------
Standard                   18.90
--------------------------------
Reduced                    18.26
--------------------------------
All Ready Home              0.88
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    94.88%
--------------------------------
Secondary                   5.12
--------------------------------
Total:                    100.00%
--------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       99.47%
--------------------------------
GEMIC                       0.53
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                100.00%
--------------------------------
Total:                    100.00%
--------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        44.34%
--------------------------------
Southern California        55.66
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
90068                       2.63%
--------------------------------
95014                       1.73
--------------------------------
95138                       1.23
--------------------------------
92677                       1.17
--------------------------------
90210                       1.16
--------------------------------
Other                      92.08
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
120                         0.28%
--------------------------------
180                        24.98
--------------------------------
300                         0.37
--------------------------------
360                        74.37
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 314.1 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                   0.28%
--------------------------------
175 - 180                  24.98
--------------------------------
295 - 300                   0.37
--------------------------------
355 - 360                  74.37
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 313.6 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
0                          52.95%
--------------------------------
1 - 6                      47.05
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
20.01 - 25.00               0.82%
--------------------------------
25.01 - 30.00               1.17
--------------------------------
30.01 - 35.00               2.16
--------------------------------
35.01 - 40.00               3.45
--------------------------------
40.01 - 45.00               7.47
--------------------------------
45.01 - 50.00               4.28
--------------------------------
50.01 - 55.00               9.89
--------------------------------
55.01 - 60.00               7.40
--------------------------------
60.01 - 65.00               9.52
--------------------------------
65.01 - 70.00              13.58
--------------------------------
70.01 - 75.00              10.53
--------------------------------
75.01 - 80.00              29.20
--------------------------------
85.01 - 90.00               0.29
--------------------------------
90.01 - 95.00               0.23
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 63.94%
Lowest: 20.50%
Highest: 95.00%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
20.01 - 25.00               0.82%
--------------------------------
25.01 - 30.00               1.17
--------------------------------
30.01 - 35.00               2.16
--------------------------------
35.01 - 40.00               3.45
--------------------------------
40.01 - 45.00               7.47
--------------------------------
45.01 - 50.00               4.28
--------------------------------
50.01 - 55.00               9.89
--------------------------------
55.01 - 60.00               7.40
--------------------------------
60.01 - 65.00               9.52
--------------------------------
65.01 - 70.00              14.59
--------------------------------
70.01 - 75.00               9.88
--------------------------------
75.01 - 80.00              28.85
--------------------------------
85.01 - 90.00               0.29
--------------------------------
90.01 - 95.00               0.23
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 63.84%
Lowest: 20.48%
Highest: 95.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned

                                   673 records
                              Balance: 277,651,729
--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original Balance        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
<= 50,000                     1  $      46,090        0.02%  $    50,000   8.500%    638     55.56%      360        268    92
-----------------------------------------------------------------------------------------------------------------------------
150,001   - 250,000           1        174,730        0.06       216,000   6.250     745     80.00       360        242   118
-----------------------------------------------------------------------------------------------------------------------------
250,001   - 350,000          89     28,469,219       10.25       340,543   7.233     730     70.64       351        306    45
-----------------------------------------------------------------------------------------------------------------------------
350,001   - 450,000         361    134,120,563       48.31       394,986   7.207     728     71.91       348        302    46
-----------------------------------------------------------------------------------------------------------------------------
450,001   - 550,000         129     59,629,456       21.48       497,474   7.151     722     69.07       341        296    45
-----------------------------------------------------------------------------------------------------------------------------
550,001   - 650,000          69     38,018,913       13.69       611,640   7.094     722     69.65       329        280    49
-----------------------------------------------------------------------------------------------------------------------------
650,001   - 750,000          11      7,067,530        2.55       702,759   7.272     702     67.69       298        257    42
-----------------------------------------------------------------------------------------------------------------------------
750,001   - 850,000           2      1,342,000        0.48       792,500   7.417     677     64.97       285        235    50
-----------------------------------------------------------------------------------------------------------------------------
850,001   - 950,000           5      3,957,535        1.43       909,450   7.331     732     53.73       278        240    38
-----------------------------------------------------------------------------------------------------------------------------
950,001   - 1,050,000         4      3,766,174        1.36       993,750   7.097     716     47.60       317        285    33
-----------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         1      1,059,517        0.38     1,065,000   5.875     766     43.92       360        355     5
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

Average: $443,453.58
Lowest: $50,000.00
Highest: $1,065,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Gross Coupon            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                 1  $   1,059,517        0.38%  $ 1,065,000   5.875%    766     43.92%      360        355     5
-----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                 1        546,240        0.20       549,000   6.000     708     68.63       360        355     5
-----------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                 3        938,739        0.34       403,000   6.250     747     65.55       214        146    68
-----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                 2        819,174        0.30       488,750   6.375     780     51.15       256        198    58
-----------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                11      4,669,240        1.68       492,764   6.500     739     70.36       301        243    58
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                16      7,025,035        2.53       495,764   6.625     751     66.07       323        275    48
-----------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                45     18,407,875        6.63       448,167   6.750     729     67.68       340        289    51
-----------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                95     39,349,023       14.17       454,963   6.875     733     70.43       328        279    49
-----------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000               104     42,242,950       15.21       434,026   6.999     744     69.11       339        293    46
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125                84     35,440,866       12.76       454,013   7.125     720     69.77       339        293    46
-----------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250                87     34,063,311       12.27       419,793   7.250     721     68.78       341        296    45
-----------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375                68     27,957,084       10.07       435,648   7.375     727     72.71       356        309    46
-----------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500                61     26,042,233        9.38       447,299   7.500     702     71.81       360        318    42
-----------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625                41     16,775,926        6.04       434,562   7.625     717     72.89       349        308    41
-----------------------------------------------------------------------------------------------------------------------------
7.626 - 7.750                16      6,920,618        2.49       449,856   7.750     714     73.22       357        318    40
-----------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875                16      7,147,131        2.57       466,614   7.875     699     72.66       351        311    40
-----------------------------------------------------------------------------------------------------------------------------
7.876 - 8.000                11      4,365,232        1.57       419,888   7.996     690     69.46       345        299    45
-----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.125                 6      2,404,346        0.87       424,583   8.125     726     57.50       320        277    44
-----------------------------------------------------------------------------------------------------------------------------
8.126 - 8.250                 2        733,358        0.26       376,125   8.250     665     78.24       360        325    35
-----------------------------------------------------------------------------------------------------------------------------
8.251 - 8.375                 2        697,741        0.25       373,000   8.375     743     82.06       360        287    73
-----------------------------------------------------------------------------------------------------------------------------
8.376 - 8.500                 1         46,090        0.02        50,000   8.500     638     55.56       360        268    92
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 7.180%
Lowest: 5.875%
Highest: 8.500%
--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Credit Score            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
800 - 824                    23  $   8,515,641        3.07%  $   404,646   7.031%    806     58.98%      341        291    50
-----------------------------------------------------------------------------------------------------------------------------
775 - 799                   139     55,562,742       20.01       436,399   7.114     786     67.01       338        290    48
-----------------------------------------------------------------------------------------------------------------------------
750 - 774                   106     43,873,291       15.80       449,364   7.089     764     69.01       340        294    46
-----------------------------------------------------------------------------------------------------------------------------
725 - 749                    94     38,909,972       14.01       443,991   7.154     737     72.10       345        298    47
-----------------------------------------------------------------------------------------------------------------------------
700 - 724                    94     38,794,773       13.97       440,353   7.161     712     72.79       345        300    44
-----------------------------------------------------------------------------------------------------------------------------
675 - 699                    94     40,735,995       14.67       460,260   7.343     687     70.94       341        297    44
-----------------------------------------------------------------------------------------------------------------------------
650 - 674                    60     24,965,982        8.99       443,942   7.192     664     69.22       339        294    45
-----------------------------------------------------------------------------------------------------------------------------
625 - 649                    39     15,817,276        5.70       428,987   7.359     638     73.99       337        296    41
-----------------------------------------------------------------------------------------------------------------------------
600 - 624                    24     10,476,058        3.77       461,900   7.261     614     73.64       350        305    45
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 725
Lowest: 600
Highest: 818
--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Index                   Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
FIX                         673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Loan Purpose            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Purchase                    323  $ 133,585,212       48.11%  $   443,709   7.219%    728     74.79%      349        303    46
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         234     97,519,988       35.12       450,952   7.101     722     66.67       330        283    47
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout           116     46,546,529       16.76       427,618   7.232     723     63.36       342        299    44
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Property Type           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                         454  $ 186,012,050       66.99%  $   440,555   7.168%    726     70.01%      343        296    47
-----------------------------------------------------------------------------------------------------------------------------
PUD Attach                  132     52,379,655       18.87       431,695   7.137     723     71.22       338        290    48
-----------------------------------------------------------------------------------------------------------------------------
PUD Detach                   40     18,299,944        6.59       476,872   7.318     715     65.95       339        306    32
-----------------------------------------------------------------------------------------------------------------------------
Condo                        22      9,142,694        3.29       439,836   7.404     731     73.35       341        298    43
-----------------------------------------------------------------------------------------------------------------------------
2-Family                     15      7,536,013        2.71       543,733   7.183     731     64.67       330        285    45
-----------------------------------------------------------------------------------------------------------------------------
3-Family                      4      1,991,840        0.72       524,175   7.248     724     76.86       360        313    47
-----------------------------------------------------------------------------------------------------------------------------
Townhouse                     5      1,704,321        0.61       363,960   7.109     749     76.17       360        304    56
-----------------------------------------------------------------------------------------------------------------------------
4-Family                      1        585,212        0.21       625,000   6.750     719     69.44       360        298    62
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Occupancy Status        Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Primary                     636  $ 261,770,912       94.28%  $   442,078   7.173%    725     70.23%      342        296    46
-----------------------------------------------------------------------------------------------------------------------------
Secondary                    31     13,701,262        4.93       481,514   7.229     730     66.99       326        281    44
-----------------------------------------------------------------------------------------------------------------------------
Investor                      6      2,179,555        0.78       392,583   7.657     731     64.44       332        285    47
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
Geographic             Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Distribution            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
California                  276  $ 115,563,188       41.62%  $   451,303   7.161%    729     67.40%      344        298    46
-----------------------------------------------------------------------------------------------------------------------------
Texas                        60     25,582,323        9.21       454,291   7.211     716     74.59       339        292    46
-----------------------------------------------------------------------------------------------------------------------------
Virginia                     42     17,270,495        6.22       440,510   7.105     725     71.99       325        283    43
-----------------------------------------------------------------------------------------------------------------------------
Florida                      35     14,392,461        5.18       453,477   7.279     728     73.27       330        286    43
-----------------------------------------------------------------------------------------------------------------------------
Colorado                     31     11,976,573        4.31       413,190   7.285     718     72.23       355        309    46
-----------------------------------------------------------------------------------------------------------------------------
Georgia                      23      9,165,548        3.30       429,365   7.064     735     67.74       334        287    47
-----------------------------------------------------------------------------------------------------------------------------
New York                     17      7,282,531        2.62       463,156   7.382     729     71.28       318        276    41
-----------------------------------------------------------------------------------------------------------------------------
Washington                   19      7,039,224        2.54       399,979   7.330     722     73.13       360        309    51
-----------------------------------------------------------------------------------------------------------------------------
Maryland                     14      5,591,323        2.01       418,503   7.146     744     71.58       356        311    45
-----------------------------------------------------------------------------------------------------------------------------
North Carolina               13      5,429,826        1.96       443,896   7.140     725     72.63       344        295    48
-----------------------------------------------------------------------------------------------------------------------------
Illinois                     13      5,385,400        1.94       433,162   7.246     723     70.01       360        313    47
-----------------------------------------------------------------------------------------------------------------------------
Arizona                      12      4,968,461        1.79       466,542   7.247     700     73.44       360        309    51
-----------------------------------------------------------------------------------------------------------------------------
South Carolina                9      3,738,120        1.35       442,127   6.925     713     68.87       360        306    54
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts                 9      3,619,305        1.30       425,489   7.120     741     64.61       360        305    55
-----------------------------------------------------------------------------------------------------------------------------
Nevada                        8      3,543,608        1.28       468,838   7.029     756     69.33       360        307    53
-----------------------------------------------------------------------------------------------------------------------------
New Jersey                    8      3,480,933        1.25       463,908   7.117     708     66.36       326        283    43
-----------------------------------------------------------------------------------------------------------------------------
Alabama                       9      3,316,663        1.19       407,750   7.115     697     75.38       306        257    49
-----------------------------------------------------------------------------------------------------------------------------
Minnesota                     7      2,935,896        1.06       445,057   7.088     715     67.27       327        284    43
-----------------------------------------------------------------------------------------------------------------------------
Tennessee                     7      2,791,050        1.01       430,986   7.183     711     76.64       329        284    45
-----------------------------------------------------------------------------------------------------------------------------
Ohio                          6      2,600,275        0.94       465,633   7.270     684     79.38       316        271    45
-----------------------------------------------------------------------------------------------------------------------------
Other                        55     21,978,525        7.92       424,925   7.198     729     70.76       340        295    45
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
Country                Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Distribution            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              51  $  21,588,825        7.78%  $   462,459   7.055%    726     66.35%      340        296    44
-----------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA              47     18,921,240        6.81       430,489   7.149     735     68.44       345        300    45
-----------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                30     12,857,530        4.63       460,295   7.249     723     68.54       344        295    50
-----------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA            23     11,140,180        4.01       524,313   7.198     731     63.78       339        293    46
-----------------------------------------------------------------------------------------------------------------------------
Orange ,CA                   25     10,926,328        3.94       480,256   7.099     732     65.50       338        293    45
-----------------------------------------------------------------------------------------------------------------------------
Fairfax ,VA                  21      8,976,408        3.23       460,433   7.146     708     74.11       328        283    44
-----------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                  18      7,628,195        2.75       442,883   7.190     731     72.59       360        317    43
-----------------------------------------------------------------------------------------------------------------------------
San Diego ,CA                17      6,705,872        2.42       417,259   7.155     719     68.37       351        305    46
-----------------------------------------------------------------------------------------------------------------------------
Harris ,TX                   12      5,711,271        2.06       508,829   7.040     722     73.41       328        280    49
-----------------------------------------------------------------------------------------------------------------------------
Fulton ,GA                   14      5,691,814        2.05       442,354   7.077     721     65.53       318        276    42
-----------------------------------------------------------------------------------------------------------------------------
Other                       415    167,504,065       60.33       433,056   7.209     725     71.27       342        296    46
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original LTV            Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                 1  $     830,982        0.30%  $   855,000   7.125%    771     11.40%      360        328    32
-----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1        457,031        0.16       485,000   6.750     671     19.40       360        303    57
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 2        587,765        0.21       409,750   7.165     804     21.48       161        116    45
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 5      1,978,882        0.71       424,300   7.243     763     27.34       309        263    46
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 5      2,372,286        0.85       517,000   6.988     755     33.19       324        278    46
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                10      4,589,347        1.65       488,745   7.168     751     38.31       346        301    45
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                13      6,100,082        2.20       507,069   6.826     733     43.37       309        268    42
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                16      7,285,578        2.62       494,246   7.260     744     47.06       339        294    45
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                36     15,083,769        5.43       465,344   7.127     729     52.96       308        263    45
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                42     16,708,841        6.02       442,236   7.167     734     57.99       326        279    47
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                53     21,979,910        7.92       451,326   7.168     733     62.77       332        286    46
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                81     34,521,140       12.43       456,786   7.161     727     67.94       344        296    48
-----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                91     37,693,535       13.58       444,228   7.207     721     73.67       340        294    46
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               284    115,893,117       41.74       434,044   7.193     720     79.37       351        306    45
-----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 3      1,065,808        0.38       375,333   7.543     737     83.51       360        304    56
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                29     10,158,975        3.66       371,241   7.291     707     89.19       351        303    48
-----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                 1        344,680        0.12       359,550   7.375     729     94.99       360        327    33
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 70.02%
Lowest: 11.40%
Highest: 94.99%
--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate    Percent of     Average                                 W.A.      W.A.
                          of        Current      Loans by     Original     W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal    Principal     Principal   Gross    FICO   Original   Term to   Term to   Loan
Original Term           Loans       Balance      Balance       Balance    Coupon   Score    LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
120                           2  $     949,933        0.34%  $   653,000   6.949%    748     54.85%      120         82    38
-----------------------------------------------------------------------------------------------------------------------------
180                          64     26,072,593        9.39       507,352   6.996     728     62.52       180        135    45
-----------------------------------------------------------------------------------------------------------------------------
240                           4      1,554,451        0.56       443,740   7.145     665     72.40       240        195    45
-----------------------------------------------------------------------------------------------------------------------------
276                           1        442,186        0.16       471,500   7.250     780     26.19       276        246    30
-----------------------------------------------------------------------------------------------------------------------------
300                           2        678,698        0.24       363,775   7.428     714     51.62       300        253    47
-----------------------------------------------------------------------------------------------------------------------------
348                           1        565,005        0.20       596,800   6.875     794     80.00       348        316    32
-----------------------------------------------------------------------------------------------------------------------------
360                         599    247,388,864       89.10       435,888   7.200     725     70.96       360        314    46
-----------------------------------------------------------------------------------------------------------------------------
Total:                      673  $ 277,651,729      100.00%  $   443,454   7.180%    725     70.02%      341        295    46
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 341.3 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-01 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $277,651,728.83
Loan Count: 673
Cut-off Date: 2004-01-01
Avg. Loan Balance: $412,558.29
Avg. Orig. Balance: $443,453.58
W.A. FICO*: 725
W.A. Orig. LTV: 70.02%
W.A. Cut-Off LTV: 65.64%
W.A. Gross Coupon: 7.1798%
W.A. Net Coupon: 6.9263%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 341 months
W.A. Rem. Term: 295 months
W.A. Age: 46 months
% over 80 COLTV: 3.49%
% over 100 COLTV: 0.00%
% with PMI: 4.32%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.13%
W.A. MI Adjusted LTV: 64.77%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.94%
% Conforming: 2.68%
--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
<= 50,000                   0.02%
--------------------------------
150,001   - 250,000         0.06
--------------------------------
250,001   - 350,000        10.25
--------------------------------
350,001   - 450,000        48.31
--------------------------------
450,001   - 550,000        21.48
--------------------------------
550,001   - 650,000        13.69
--------------------------------
650,001   - 750,000         2.55
--------------------------------
750,001   - 850,000         0.48
--------------------------------
850,001   - 950,000         1.43
--------------------------------
950,001   - 1,050,000       1.36
--------------------------------
1,050,001 - 1,150,000       0.38
--------------------------------
Total:                    100.00%
--------------------------------

Average: $443,453.58
Lowest: $50,000.00
Highest: $1,065,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance          Percent
--------------------------------
<= 50,000                   0.03%
--------------------------------
150,001   - 250,000         0.35
--------------------------------
250,001   - 350,000        22.13
--------------------------------
350,001   - 450,000        44.16
--------------------------------
450,001   - 550,000        18.34
--------------------------------
550,001   - 650,000        10.56
--------------------------------
650,001   - 750,000         1.23
--------------------------------
750,001   - 850,000         1.14
--------------------------------
850,001   - 950,000         0.98
--------------------------------
950,001   - 1,050,000       0.69
--------------------------------
1,050,001 - 1,150,000       0.38
--------------------------------
Total:                    100.00%
--------------------------------

Average: $412,558.29
Lowest: $44,745.77
Highest: $1,059,517.49
--------------------------------------------------------------------------------

4. Index

--------------------------------
Index                    Percent
--------------------------------
FIX                       100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

5. Product Type

--------------------------------
Product Type             Percent
--------------------------------
30 YR                      90.27%
--------------------------------
15 YR                       9.73
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

6. Coupon

--------------------------------
Coupon                   Percent
--------------------------------
5.751 - 5.875               0.38%
--------------------------------
5.876 - 6.000               0.20
--------------------------------
6.126 - 6.250               0.34
--------------------------------
6.251 - 6.375               0.30
--------------------------------
6.376 - 6.500               1.68
--------------------------------
6.501 - 6.625               2.53
--------------------------------
6.626 - 6.750               6.63
--------------------------------
6.751 - 6.875              14.17
--------------------------------
6.876 - 7.000              15.21
--------------------------------
7.001 - 7.125              12.76
--------------------------------
7.126 - 7.250              12.27
--------------------------------
7.251 - 7.375              10.07
--------------------------------
7.376 - 7.500               9.38
--------------------------------
7.501 - 7.625               6.04
--------------------------------
7.626 - 7.750               2.49
--------------------------------
7.751 - 7.875               2.57
--------------------------------
7.876 - 8.000               1.57
--------------------------------
8.001 - 8.125               0.87
--------------------------------
8.126 - 8.250               0.26
--------------------------------
8.251 - 8.375               0.25
--------------------------------
8.376 - 8.500               0.02
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 7.180
Lowest: 5.875
Highest: 8.500
--------------------------------------------------------------------------------

7. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
800 - 849                   3.07%
--------------------------------
750 - 799                  35.81
--------------------------------
700 - 749                  27.99
--------------------------------
650 - 699                  23.66
--------------------------------
600 - 649                   9.47
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 725
Lowest: 600
Highest: 818
--------------------------------------------------------------------------------

8. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Purchase                   48.11%
--------------------------------
Refinance-Rate/Term        35.12
--------------------------------
Refinance-Cashout          16.76
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
SFR                        66.99%
--------------------------------
PUD Attach                 18.87
--------------------------------
PUD Detach                  6.59
--------------------------------
Condo                       3.29
--------------------------------
2-Family                    2.71
--------------------------------
3-Family                    0.72
--------------------------------
Townhouse                   0.61
--------------------------------
4-Family                    0.21
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

11. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Rapid                      63.48%
--------------------------------
Standard                   31.67
--------------------------------
Reduced                     3.61
--------------------------------
All Ready Home              1.25
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                    94.28%
--------------------------------
Secondary                   4.93
--------------------------------
Investor                    0.78
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

--------------------------------
PMI Providers            Percent
--------------------------------
NONE                       95.68%
--------------------------------
GEMIC                       1.11
--------------------------------
PMIC                        0.85
--------------------------------
UGIC                        0.77
--------------------------------
RMIC                        0.60
--------------------------------
MGIC                        0.38
--------------------------------
TGIC                        0.37
--------------------------------
RGIC                        0.24
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

14. State

--------------------------------
State                    Percent
--------------------------------
California                 41.62%
--------------------------------
Texas                       9.21
--------------------------------
Virginia                    6.22
--------------------------------
Florida                     5.18
--------------------------------
Colorado                    4.31
--------------------------------
Other                      33.45
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

15. California

--------------------------------
California               Percent
--------------------------------
Northern California        61.12%
--------------------------------
Southern California        38.88
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

16. Zip Code

--------------------------------
Zip Code                 Percent
--------------------------------
94025                       0.94%
--------------------------------
94062                       0.90
--------------------------------
94118                       0.80
--------------------------------
94109                       0.73
--------------------------------
91011                       0.73
--------------------------------
Other                      95.90
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

17. Delinquency*

--------------------------------
Delinquency*             Percent
--------------------------------
0-29 days                 100.00%
--------------------------------
Total:                    100.00%
--------------------------------

* MBA method
--------------------------------------------------------------------------------

18. Times 30 Days DLQ

--------------------------------
Times 30 Days DLQ        Percent
--------------------------------
0                          96.17%
--------------------------------
1                           3.83
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------------
Convertible Flag         Percent
--------------------------------
N                         100.00%
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

20. Buydown Agreement

--------------------------------
Buydown Agreement        Percent
--------------------------------
N                          99.84%
--------------------------------
Y                           0.16
--------------------------------
Total:                    100.00%
--------------------------------
--------------------------------------------------------------------------------

21. Original Term

--------------------------------
Original Term            Percent
--------------------------------
120                         0.34%
--------------------------------
180                         9.39
--------------------------------
240                         0.56
--------------------------------
276                         0.16
--------------------------------
300                         0.24
--------------------------------
348                         0.20
--------------------------------
360                        89.10
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 341.3 months
Lowest: 120 months
Highest: 360 months
--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
49  - 54                    0.13%
--------------------------------
61  - 108                   0.59
--------------------------------
109 - 114                   1.11
--------------------------------
115 - 120                   0.16
--------------------------------
121 - 168                   7.74
--------------------------------
175 - 180                   0.25
--------------------------------
181 - 228                   0.40
--------------------------------
235 - 240                   0.13
--------------------------------
241 - 288                   0.48
--------------------------------
289 - 294                   2.83
--------------------------------
295 - 300                  10.55
--------------------------------
301 - 342                  75.06
--------------------------------
355 - 360                   0.58
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 295.4 months
Lowest: 52 months
Highest: 355 months
--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------------
Cutoff Loan Age          Percent
--------------------------------
1  - 6                      0.58%
--------------------------------
25 - 30                     8.75
--------------------------------
31 - 36                    38.23
--------------------------------
37 - 42                     0.73
--------------------------------
49 - 54                     7.34
--------------------------------
55 - 60                    32.82
--------------------------------
61 or greater              11.56
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 45.9 months
Lowest: 5 months
Highest: 160 months
--------------------------------------------------------------------------------

24. OLTV

--------------------------------
OLTV                     Percent
--------------------------------
<= 20.00                    0.46%
--------------------------------
20.01 - 25.00               0.21
--------------------------------
25.01 - 30.00               0.71
--------------------------------
30.01 - 35.00               0.85
--------------------------------
35.01 - 40.00               1.65
--------------------------------
40.01 - 45.00               2.20
--------------------------------
45.01 - 50.00               2.62
--------------------------------
50.01 - 55.00               5.43
--------------------------------
55.01 - 60.00               6.02
--------------------------------
60.01 - 65.00               7.92
--------------------------------
65.01 - 70.00              12.43
--------------------------------
70.01 - 75.00              13.58
--------------------------------
75.01 - 80.00              41.74
--------------------------------
80.01 - 85.00               0.38
--------------------------------
85.01 - 90.00               3.66
--------------------------------
90.01 - 95.00               0.12
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 70.02%
Lowest: 11.40%
Highest: 94.99%
--------------------------------------------------------------------------------

25. Cut-Off LTV

--------------------------------
Cut-Off LTV              Percent
--------------------------------
<= 20.00                    0.69%
--------------------------------
20.01 - 25.00               0.35
--------------------------------
25.01 - 30.00               0.86
--------------------------------
30.01 - 35.00               0.91
--------------------------------
35.01 - 40.00               3.14
--------------------------------
40.01 - 45.00               3.43
--------------------------------
45.01 - 50.00               4.40
--------------------------------
50.01 - 55.00               5.61
--------------------------------
55.01 - 60.00               7.56
--------------------------------
60.01 - 65.00              12.10
--------------------------------
65.01 - 70.00              10.15
--------------------------------
70.01 - 75.00              19.57
--------------------------------
75.01 - 80.00              27.75
--------------------------------
80.01 - 85.00               1.52
--------------------------------
85.01 - 90.00               1.85
--------------------------------
90.01 - 95.00               0.12
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 65.64%
Lowest: 10.81%
Highest: 91.06%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
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